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                                                                   EXHIBIT 10.22

                             STOCKHOLDERS AGREEMENT

                              AMENDED AND RESTATED
                             INSTRUMENT OF ACCESSION


         This AMENDED AND RESTATED INSTRUMENT OF ACCESSION (the "Instrument of Accession"), is executed by Energy Spectrum Partners LP, a Delaware limited partnership ("Energy"), and Universal Compression Holdings, Inc., a Delaware corporation ("Holdings").

                                    RECITALS

         As of April 28, 2000 (the "Effective Date"), Energy executed and delivered an Instrument of Accession (the "Original Instrument of Accession") as a condition precedent to becoming the owner or holder of record of seventeen thousand two hundred and one (17,201) shares of Common Stock, par value $0.01 per share, of Holdings and sixty eight thousand eight hundred and four (68,804) shares of Preferred Stock, par value $0.01 per share, of Holdings.

         Energy and Holdings hereby agree that the Original Instrument of Accession is hereby amended and restated in its entirety as follows:

         As of the Effective Date, Energy agrees to become a stockholder, party to and bound by that certain Stockholders Agreement, dated as of February 20, 1998, by and among Holdings and certain stockholders of Holdings (the "Stockholders Agreement"). In connection therewith, if Holdings shall not have consummated a public offering of equity securities that are registered under the Securities Act of 1933, as amended, prior to or on August 31, 2000, Holdings hereby grants to Energy, from and after August 31, 2000, upon the terms and conditions as set forth herein, the following Board of Directors observer rights (the "Board Observer Rights"):

                  Energy may select a representative to attend as an observer all meetings, including telephonic meetings, of Holdings' Board of Directors. In such event, Holdings will give Energy written notice of each meeting of its Board of Directors at the same time and in the same manner as notice is given to the directors. Energy shall also be provided with all written materials and other information (including minutes of meetings) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If Holdings proposes



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         to take any action by written consent in lieu of a meeting of its Board of Directors, Holdings shall give written notice thereof to Energy promptly following the effective date of such consent describing in reasonable detail the nature and substance of such action. In the event Holdings establishes separate committees of the Board of Directors, the right to a representative granted hereunder shall extend to all meetings, including telephone meetings, of the Compensation and Audit Committees, but shall in no event extend to meetings of Holdings' Executive Committee. The Board Observer Rights are exclusive to Energy and are thereby not assignable by Energy under any circumstances. The Board Observer Rights shall terminate concurrently with, and upon the same terms and conditions, as the Board of Directors observer rights set forth in Section 8.8 of the Stockholders Agreement.

         This Amended and Restated Instrument of Accession shall be effective as of the Effective Date and, except for the Board Observer Rights, shall be an integral part of the Stockholders Agreement as of the Effective Date immediately upon execution by the undersigned parties.







                            [Signature page follows.]



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         IN WITNESS WHEREOF, this AMENDED AND RESTATED INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned parties as of this 22nd day of May, 2000.



                                  ENERGY SPECTRUM PARTNERS LP

                                  By:      Energy Spectrum Capital LP,
                                           its general partner

                                           By:      Energy Spectrum LLC
                                                    its general partner

                                  By:   /s/ LELAND B. WHITE
                                      ------------------------------------------
                                      Name:  Leland B. White
                                      Title: Vice President


                                  Address For Notice:
                                        c/o Energy Spectrum Partners LP
                                        5956 Sherry Lane
                                        Suite 900
                                        Dallas, Texas  75225


                                  UNIVERSAL COMPRESSION HOLDINGS,
                                     INC.

                                  By:   /s/ ERNIE L. DANNER
                                      ------------------------------------------
                                      Name:  Ernie L. Danner
                                      Title: Executive Vice President